SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 30, 2004
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

           Bermuda                     1-31599                     98-032908
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      Endurance Reinsurance Corporation of America ("Endurance US"), a wholly owned indirect subsidiary of Endurance Specialty Holdings Ltd. ("Endurance Holdings"), entered into a Renewal Rights Purchase Agreement, dated as of October 1, 2004, pursuant to which Endurance US will acquire a majority of the surety reinsurance business of XL Reinsurance America Inc. ("XL Re America") on a prospective basis. Endurance US will pay XL Re America a commission on the surety reinsurance business renewed by Endurance US. Endurance US is not obligated to pay any commission prior to the renewal of the business or any minimum amount of commission. In addition, Endurance US will assist XL Re America with the ongoing management of the current in force and expired surety reinsurance portfolio.

      On September 30, 2004, Endurance Holdings issued a press release announcing the transaction. A copy of the press release is filed herewith as
Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      The following exhibits are filed as part of this report:

      Exhibit No.     Description
      -----------     -----------

         99.1 Renewal Rights Purchase Agreement, dated as of October 1, 2004, by and between XL Reinsurance America Inc. and Endurance Reinsurance Corporation of America

         99.2         Press Release, issued September 30, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2004


                                            By:    /s/ John V. Del Col
                                                --------------------------------
                                            Name:  John V. Del Col
                                            Title: General Counsel & Secretary

                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

      99.1 Renewal Rights Purchase Agreement, dated as of October 1, 2004, by and between XL Reinsurance America Inc. and Endurance Reinsurance Corporation of America

      99.2        Press Release, issued September 30, 2004